UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2013

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York    11021
 (Address of principal executive offices)                      (Zip code)

 Registrant's telephone number, including area code     516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

We are filing this Current Report on Form 8-K (the “Current Report”) to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of the Spring Valley Club Apartments (as defined) for the year ended December 31, 2011 and the unaudited statement of revenues and certain expenses for the nine months ended September 30, 2012 and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition, by a joint venture in which we have a 80% equity interest, of a 160 unit multi-family residential property located in Panama City, Florida (the “Spring Valley Club Apartments”).  The Spring Valley Club Apartments was purchased for a purchase price of $7.2 of which $5.6 million was financed with mortgage debt.

Item 9.01	Financial Statements and Exhibits.

		Page
(a) Financial Statements of Businesses Acquired-Spring Valley Club Apartments

(i)	Independent Auditors’ Report	1
(ii)	Statements of Revenues and Certain Expenses for the year ended December 31, 2011 and the nine months ended September 30, 2012	2
(iii)	Notes to Statements of Revenues and Certain Expenses	3

(b) Unaudited Pro Forma Consolidated Financial Statements.

(i)	Pro Forma Consolidated Balance Sheet as of December 31, 2012	5
(ii)	Pro Forma Consolidated Statement of Income:
	For the year ended September 30, 2012	6
	For the three months ended December 31, 2012	7
(iii)	Notes to Pro Forma Consolidated Financial Statements	8

(c) Exhibits

Exhibit No. Title of Exhibit
23.1 Consent of BDO USA, LLP dated February 22, 2013

Independent Auditors’ Report

To the Board of Trustees and Shareholders of
BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of the property located at 2121 Harrison Ave, Panama City, Florida (“Spring Valley Club Apartments”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Spring Valley Club Apartments’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Spring Valley Club Apartments are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Spring Valley Club Apartments’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Spring Valley Club Apartments for the year ended December 31, 2011, on the basis of accounting described in Note 2.

                                                                                   s/BDO USA, LLP

New York, New York
February 22, 2013

Spring Valley Club Apartments
Statements of Revenues and Certain Expenses
	Nine Months Ended September 30, 2012 (unaudited)	Year Ended December 31, 2011
Revenues:
Rental and other income	$921,000	$1,340,000

Certain Expenses:
Real estate taxes	49,000	68,000
Management fees	36,000	47,000
Utilities	100,000	130,000
Payroll	131,000	185,000
Repairs and maintenance	124,000	148,000
Other real estate operating expenses	93,000	110,000
Total certain expenses	533,000	688,000

Revenues in excess of certain expenses	$388,000	$652,000

See Independent Auditors’ report and accompanying notes.

Spring Valley Club Apartments
Notes to Statements of Revenues and Certain Expenses

1.  Organization

The property, located at 2121 Harrison Ave., Panama City, Florida (“Spring Valley Club Apartments”), is a 160-unit multi-family garden apartment complex.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts.  BRT (i) originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate property in the United States, (ii) began participating, in fiscal 2012, as an equity investor in joint ventures that own and operate multi-family properties and (iii) owns and operates commercial and mixed use real estate assets, and in particular, development properties located in Newark, New Jersey.

On January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, the Trust’s wholly owned subsidiary and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments for a purchase price of $7.2 million, including $5.6 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Spring Valley Club Apartments have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when due from tenants.  Leases are generally for a one-year term and have no renewal options.

Income Taxes

Spring Valley Club Apartments was organized as a limited liability company and is not directly subject to federal or state taxes.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

On November 15, 2012, a consolidated joint venture comprised of TRB Grove at Trinity LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Grove at Trinity Pointe, a 464 unit, multi-family garden apartment complex located in Cordova, Tennessee (“Grove at Trinity Pointe”).  The net purchase price was $25.5 million and included $19.25 million of mortgage debt.

On November 19, 2012, a consolidated joint venture comprised of TRB Avondale LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Avondale Station Apartments, a 212 unit, multi-family garden apartment complex located in Decatur, Georgia (“Avondale Station Apartments”).  The net purchase price was $10.45 million and included $8.0 million of mortgage debt.

On January 11, 2013, a consolidated joint venture comprised of TRB Spring Valley LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Spring Valley Club Apartments, a 160-unit,  multi-family garden apartment complex located in Panama City, Florida.  The net purchase price was $7.2 million and included $5.6 million of mortgage debt.

The following unaudited pro forma consolidated balance sheet of the Trust as of December 31, 2012, has been prepared as if the acquisition of Spring Valley Club Apartments had been completed on December 31, 2012.  The unaudited pro forma consolidated statement of income for the year ended September 30, 2012 is presented as if the acquisitions had been completed on October 1, 2011. The unaudited pro forma consolidated statement of income for the three months ended December 31, 2012 is presented as if the acquisition had been completed on October 1, 2012.

The unaudited pro forma consolidated statement of income for the three months ended December 31, 2012 have been adjusted to reflect the income and expense items of Grove At Trinity Pointe and Avondale Station Apartments (“previously reported acquisitions”) from the date of acquisition through December 31, 2012.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s 2012 Annual Report on Form 10-K for the year ended September 30, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2012, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

  BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED BALANCE SHEET
As of December 31, 2012
(Amounts in thousands, except per share data)

	The Trust Historical	Purchase of Spring Valley Club Apartments	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $6,072	$255,422	$7,200	$262,622

Real estate loans, all earning interest	71,257	-	71,257
Deferred fee income	(1,056)	-	(1,056)
	70,201		70,201

Cash and cash equivalents	32,613	(1,456)	31,157
Restricted cash – construction holdbacks	49,597	-	49,597
Available-for-sale securities at market	1,226	-	1,226
Deferred costs, net	12,449	114	12,563
Prepaid expenses	5,110	-	5,110
Other assets	5,725	362	6,087
Total Assets	$432,343	$6,220	$438,563

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$214,810	$5,588	$220,398
Junior subordinated notes	37,400	-	37,400
Accounts payable and accrued liabilities	4,611	39	4,650
Deposits payable	2,160	83	2,243
Deferred income	25,848	-	25,848
Total Liabilities	284,829	5,710	290,539

Commitments and contingencies	-	-	-

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	-	-	-
Shares of beneficial interest, $3 par value:
Authorized number of shares, unlimited, 13,473 issued	40,420	-	40,420
Additional paid-in capital	165,451	-	165,451
Accumulated other comprehensive income	344		344
Accumulated deficit	(73,889)	-	(73,889)
Total BRT Realty Trust shareholders’ equity	132,326	-	132,326
Non-controlling interests	15,188	510	15,698
Total Equity	147,514	510	148,024
Total Liabilities and Equity	$432,343	$6,220	$438,563

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2012
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions (f)			Purchase of Spring Valley Club Apartments		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$8,675		$5,907		$1,329			$15,911
Interest and fees on real estate loans	9,530		-		-			9,530
Recovery of previously provided allowances	156		-		-			156
Other income	1,218		-		-			1,218
Total revenues	19,579		5,907		1,329			26,815
Expenses:
Interest expense	4,729		1,047	(a)	227	(e)		6,003
Advisor’s fees, related party	1,104		130	(b)	26	(b)		1,260
Property acquisition costs	2,407		-		-			2,407
General and administrative—including $705 to related party	7,161		-		-			7,161
Operating expenses relating to real estate properties	6,042		3,250		776			10,068
Depreciation and amortization	2,004		1,050	(c)	180	(c)		3,234
Total expenses	23,447		5,477		1,209			30,133
Total revenues less total expenses	(3,868)		430		120			(3,318)
Equity in earnings of unconsolidated ventures	829		-		-			829
Gain on sale of available-for-sale securities	605		-		-			605
Gain on sale of loan	3,192		-		-			3,192
Income from continuing operations	758		430		120			1,308

Discontinued operations:
Gain on sale of real estate assets	792		-		-			792
Net income	1,550		430		120			2,100
Plus: net loss (income) attributable to non controlling interests	2,880		(112	)(d)	(29	)(d)		2,739
Net income attributable to common shareholders	$4,430		$318		$91			$4,839

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.26	$	. 02		$.01		$	. 29
Discontinued operations	.06		-		-			.06
Basic and diluted income per share	$.32		$.02		$.01			$.35

Amounts attributable to BRT Realty Trust:
Income from continuing operations	$3,638		$318		$91			$4,047
Discontinued operations	792		-		-			792
Net income	$4,430		$318		$91			$4,839

Weighted average number of common shares outstanding:
Basic and diluted	14,035,792		14,035,792		14,035,792			14,035,792

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA – UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2012
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acqusitions(f)		Purchase of Spring Valley Club Apartments		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$5,640		$761	$332			$6,733
Interest and fees on real estate loans	1,879		-	-			1,878
Recovery of previously provided allowances	422		-	-			422
Other income	310		-	-			310
Total revenues	8,251		761	332			9,344
Expenses:
Interest expense	2,946		129 (a)	57	(e)		3,132
Advisor’s fees, related party	374		17 (b)	7	(b)		397
Property acquisition costs	878		-	-			878
General and administrative—including $205 to related party	1,863		-	-			1,863
Operating expenses relating to real estate properties	3,146		499	194			3,839
Depreciation and amortization	1,287		174 (c)	45	(c)		1,506
Total expenses	10,494		817	302			11,614
Total revenues less total expenses	(2,243)		(57)	30			(2,270)
Equity in earnings of unconsolidated ventures	61		-	-			61
Net (loss) income	(2,182)		(57)	30			(2,209)
Plus: net loss (income) attributable to non controlling interests	878		8 (d)	(7	)(d)		879
Net (loss) income attributable to common shareholders	$(1,304)		$(49)	$23			$(1,330)

Basic and diluted per share amounts attributable to common shareholders:
(Loss) income from continuing operations	$(.09)	$	. 00	$.00		$	(. 09)
Discontinued operations	-		-	-			-
Basic and diluted (loss) income per share	$(.09)		$.00	$.00			$(.09)

Amounts attributable to BRT Realty Trust:
(Loss) income from continuing operations	$(1,304)		(49)	$23			$(1,330)
Discontinued operations	-		-	-			-
Net (loss) income	$(1,304)		$(49)	$23			$(1,330)

Weighted average number of common shares outstanding:
Basic and diluted	14,053,362		14,053,362	$14,053,362			14,053,362

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”).  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption “Equity in earnings of unconsolidated ventures”.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Grove at Trinity Pointe for $25.5 million, funded with cash and a mortgage loan in the amount of $19.25 million.

In November 2012, the Trust entered into a joint venture, and the joint venture acquired Avondale Station Apartments for $10.45 million, funded with cash and a mortgage loan in the amount of $8.0 million.

2.
Notes to the pro forma consolidated statements of income for Grove at Trinity Pointe, Avondale Station Apartments and Spring Valley Apartments for the year ended September 30, 2012 and the three months ended December 31, 2012

a)
To reflect the interest expense resulting from the mortgages securing Grove at Trinity Pointe and Avondale Station Apartments, which expense is calculated using interest rates of 3.71%  and 3.74%, respectively, and includes amortization of loan related fees.

b)	To reflect the advisory fees to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)	To reflect depreciation on the estimated useful life of 30 years of the buildings.

d)	To reflect the non-controlling interest share of income from these properties for their 20% equity interest in these joint ventures.

e)
To reflect the interest expense resulting from the mortgage securing Spring Valley Apartments.  Interest expense is calculated using an interest rate of 4.06% and includes amortization of loan related fees.

f)	Refers to Grove at Trinity Pointe and Avondale Station Apartments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier
February 22, 2013		Vice President and
Great Neck, NY		Chief Financial Officer